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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         DATE OF REPORT:  MARCH 19, 1997



                          MORRISON KNUDSEN CORPORATION
                 (formerly Washington Construction Group, Inc.)



                         Commission File Number 1-12054



                             A Delaware corporation

                   IRS Employer Identification No. 33-0565601



                   MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                  208/386-5000

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ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.
-----------------------------------------

     On March 19, 1997, Dennis R. Washington, Chairman of the Board and the owner of more than 5% of the Company's common stock, filed with the Securities and Exchange Commission an amendment to his Schedule 13D in which Mr. Washington discloses that he has indicated an interest in exploring the possible sale to the Company of his equity interest in a copper and molybdenum mine in Butte, Montana in exchange for newly issued shares of the Company's common stock. See the attached press release dated March 20, 1997 filed as Exhibit 99.1 hereto and incorporated herein by this reference.



                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MORRISON KNUDSEN CORPORATION


March 20, 1997                          By:  /s/ Stephen G. Hanks
                                            ------------------------------------
                                             Stephen G. Hanks
                                             Executive Vice President, Chief
                                             Legal Officer and Acting Chief
                                             Financial Officer